                                                                   EXHIBIT 10(b)

         [LETTERHEAD OF FREEDMAN, LEVY, KROLL & SIMONDS APPEARS HERE]


                               February 13, 1997


                        OPINION AND CONSENT OF COUNSEL


USAA Life Investment Trust
9800 Fredericksburg Road
San Antonio, Texas 78288


Executives:

     This opinion is given in connection with the filing with the Securities and Exchange Commission ("SEC") by USAA Life Investment Trust, a Delaware Trust (the "Trust"), of Post-Effective Amendment No. 3 under the Securities Act of 1933 ("1933 Act") and Amendment No. 4 under the Investment Company Act of 1940 ("1940 Act") to the Trust's Registration Statement on Form N-1A (File Nos. 33-82270 and 811-8672, the "Registration Statement"), relating to an indefinite number of the Trust's authorized shares of beneficial interest, which include, among others, two separate series (i.e., the USAA Life Variable Annuity Aggressive Growth Fund and USAA Life Variable Annuity International Fund) (collectively, the "Funds"). The Trust's authorized shares of beneficial interest relating to these Funds are hereinafter referred to collectively as the "Shares."

     We have examined the following: the Certificate of Trust, dated July 20, 1994; the Master Trust Agreement, dated December 14, 1994, as amended February 7, 1997; the By-laws of the Trust; certain Board of Trustees' resolutions; the Notification of Registration on Form N-8A filed with the SEC under the 1940 Act on August 1, 1994; the Registration Statement as originally filed with the SEC under the 1933 Act and the 1940 Act on the same date, and amendments thereto, including Post-Effective Amendment No. 3 to the Registration Statement substantially in the form in which it is to be filed with the SEC; a Certificate of Good Standing issued by the State of Delaware on February 10, 1997; pertinent provisions of the laws of Delaware; and such other records, certificates, documents and statutes that we have deemed relevant in order to render the opinion expressed herein.

FREEDMAN, LEVY, KROLL & SIMONDS

USAA Life Investment Trust
February 13, 1997
Page 2


        We are not members of the Delaware bar; nevertheless, based on the foregoing examination, we are of the opinion that:

        1. The Trust is a trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and

        2. The Shares to be offered for sale by the Trust, when issued in the manner contemplated by the Registration Statement, as amended, will be legally issued, fully-paid, and non-assessable.

        This letter expresses our opinion as to the Delaware Business Trust Act, addressing matters such as due formation and, in effect, the authorization and issuance of shares of beneficial interest, but does not extend to the securities or "Blue Sky" laws of Delaware or to federal securities or other laws.

        We consent to the use of this opinion as an Exhibit to the Registration Statement, as amended.

                                        Very truly yours,


                                        /s/ FREEDMAN, LEVY, KROLL & SIMONDS
                                        Freedman, Levy, Kroll & Simonds